SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   -----------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 30, 1995


              New England Realty Associates Limited Partnership
------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


   Massachusetts                 0-12138              04-2619298
------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission File        (IRS Employer
 of Incorporation)                   File Number)     Identification No.)

      39 Brighton Avenue, Allston, Massachusetts               02134
------------------------------------------------------------------------
      (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:   (617) 783-0039


------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Statements.

This item is amended to include the following:

  a)  Combined Historical Summary of Revenues and Certain Expenses.

      Combined historical summary of revenues and certain expenses for the properties sold by Omnibus Realty Trust as of June 30, 1995 and report of Independent Certified Public Accountants thereon.

  b)  Pro Forma Financial Information.

      Pro forma combined statement of operations for the six months ended June 30, 1995.

      Pro forma combined statement of operations for the year ended December 31, 1994.

      Pro forma combined balance sheet as of June 30, 1995.

      Pro forma estimated taxable combined operating results for the twelve months ended June 30, 1995.

      Pro forma estimated combined cash made available by operations for the twelve months ended June 30, 1995.

      Notes to pro forma financial statements.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NEW ENGLAND REALTY ASSOCIATES LIMITED
                              PARTNERSHIP
                              (Registrant)

Date:  September 13, 1995     By:   NewReal, Inc., its General Partner
                                    (functional equivalent of Chief Executive
                                    Officer and Principal Financial Officer)


                              By:   /s/ Ronald Brown
                                    -----------------------
                                    Ronald Brown, President

                New England Realty Associates Limited Partnership

                     Combined Historical Summary of Revenues
                              and Certain Expenses
                           for the Properties Sold by
                    Omnibus Realty Trust as of June 30, 1995
             and Report of Independent Certified Public Accountants

                New England Realty Associates Limited Partnership

                Index to Combined Historical Summary of Revenues
                  and Certain Expenses for the Properties Sold
                   by Omnibus Realty Trust as of June 30, 1995

 ==============================================================================


                                                                           Page

Report of Independent Certified Public Accountants                           1

Combined Historical Summary of Revenues and Certain Expenses                 2

Notes to Combined Historical Summary of Revenues and Certain Expenses        3

               Report of Independent Certified Public Accountants


To the Partners
New England Realty Associates Limited Partnership

We have audited the accompanying combined historical summary of revenues and certain expenses of the properties (historical summary) sold by Omnibus Realty Trust, as of June 30, 1995, to New England Realty Associates Limited Partnership, as described in Note 1, for each of the three years in the period ended December 31, 1994. This historical summary is the representation of the properties' management. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing on Form 8-K by New England Realty Associates Limited Partnership) and excludes certain material expenses, described in Note 1, that would not be comparable to those resulting from the proposed future operations of the properties, and is not intended to be a complete presentation of the properties' combined historical revenues and expenses.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the combined revenues and certain expenses, as described in Note 1, of the properties for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

/s/ Miller, Wachman & Co.

Boston, Massachusetts
September 8, 1995

                New England Realty Associates Limited Partnership

          Combined Historical Summary of Revenues and Certain Expenses of the Properties Sold by Omnibus Realty Trust as of June 30, 1995
 to New England Realty Associates Limited Partnership (as described in Note 1)
              for the years ended December 31, 1994, 1993 and 1992
         and (unaudited) for the six months ended June 30, 1995 and 1994

==============================================================================

                                                                      Unaudited   Unaudited
                                   1994         1993       1992        6/30/95     6/30/94
                               ----------   ----------   ----------   ----------   ---------

Revenues:
  Rental income                $6,117,949   $5,851,287   $5,547,457   $3,215,705   3,031,266
  Laundry and sundry income       133,865      122,424       85,904       78,028      54,100
                               ----------   ----------   ----------   ----------   ---------
                                6,251,814    5,973,711    5,633,361    3,293,733   3,085,366
                               ----------   ----------   ----------   ----------   ---------
Certain expenses:
  Administration                  231,405      164,070      272,747      166,592     123,332
  Operating                       906,348      930,615      904,384      525,149     496,082
  Renting                         238,241      222,282      270,966       60,584      74,430
  Repairs and maintenance         897,107      740,303      585,732      464,148     409,080
  Taxes and insurance             550,008      507,899      468,820      298,620     283,900
                               ----------   ----------   ----------   ----------   ---------
                                2,823,109    2,565,169    2,502,649    1,515,093   1,386,824
                               ----------   ----------   ----------   ----------   ---------

Excess of revenues over
  certain expenses             $3,428,705   $3,408,542   $3,130,712   $1,778,640  $1,698,542
                               ==========   ==========   ==========   ==========  ==========

                  See Notes to the Combined Historical Summary

                New England Realty Associates Limited Partnership

      Notes to Combined Historical Summary of Revenues and Certain Expenses


==============================================================================


Note 1 - Basis of Presentation


On June 30, 1995, New England Realty Associates Limited Partnership (NERA) purchased from Omnibus Realty Trust five residential properties (Omni). The historical summary is the combination of the financial statements of the five properties acquired.

The accompanying combined historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing on Form 8-K by NERA) and excludes certain material expenses including interest expense, management fees, depreciation and amortization, and non-operating items that would not be comparable to those resulting from the proposed future operations of the Omni properties, and is not intended to be a complete presentation of the Omni properties' historical revenues and expenses.

Note 2 - Rental Income

Rental income of Omni is primarily from residential apartments with leases of one year or less. Rental income from commercial properties which have future rental income on noncancellable operating leases is as follows:

         1995                                        $  185,025
         1996                                           179,017
         1997                                           149,675
         1998                                           113,300
         1999                                             9,200
                                                     -----------
                                                     $  636,217
                                                     ===========

              New England Realty Associates Limited Partnership

              Unaudited Pro Forma Combined Financial Statements

==============================================================================


The following unaudited pro forma combined statements of operations for the six months ended June 30, 1995 and the year ended December 31, 1994, give effect to the New England Realty Associates Limited Partnership (NERA) acquisition of Linhart Limited Partnership (Linhart) as of January 25, 1995 and certain properties acquired from Omnibus Realty Trust (Omni), as of June 30, 1995 as if such acquisitions had been completed at January 1, 1994. The historical information pertaining to Linhart is only for the period prior to its date of acquisition whereas the information pertaining to Omni is for the entire periods presented.

Since the acquisitions are reflected in NERA's historical June 30, 1995 balance sheet, the unaudited pro forma combined balance sheet is only presented to give effect to certain debt restructurings that occurred subsequent to that date.

The pro forma information is based on the historical financial statements of NERA, Linhart and Omni, giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined financial statements.

The unaudited pro forma combined statements of estimated taxable operating results and estimated cash made available by operations for the twelve months ended June 30, 1995 have been based on similar assumptions and adjustments.

These pro forma statements are not necessarily indicative of the results that actually would have been achieved if the acquisitions had occurred as assumed. They should be read in conjunction with the historical financial statements of NERA included in its Form 10-K for the year ended December 31, 1994 and its Form 10-Q for the six months ended June 30, 1995, and the historical operating summary of the Omni properties included elsewhere herein.

              New England Realty Associates Limited Partnership

               Unaudited Pro Forma Combined Statement of Income
                     for the Six Months ended June 30, 1995

==============================================================================

                                       Historical                              Pro Forma
                            --------------------------------       -------------------------------
                              NERA        Linhart    Omni            Adjustments          Combined
                             ----------   -------  ----------      -------------         ----------
Revenues:
  Rental income              $4,519,007   $34,965  $3,215,705                            $7,769,677
  Laundry and sundry income      68,526       504      78,028                               147,058
                             ----------   -------  ----------                            ----------
                              4,587,533    35,469   3,293,733                             7,916,735
                             ----------   -------  ----------                            ----------
Expenses:
  Administrative                314,689     8,769     166,592                               490,050
  Depreciation and
   amortization                 853,114                              $587,672 (1)         1,462,689
                                                                       34,398 (2)
                                                                      (12,495)(2)
  Interest                    1,060,782                               935,090 (1)         2,319,620
                                                                      988,575 (2)
                                                                     (664,827)(2)
  Management fees               198,853                               131,749 (1)           330,602
  Operating                     470,807       367     525,149                               996,323
  Renting                        72,189     1,173      60,584                               133,946
  Repairs and maintenance       745,012     7,031     464,148                             1,216,191
  Taxes and insurance           540,319       238     298,620                               839,177
                             ----------   -------  ----------      -----------           ----------
                              4,255,765    17,578   1,515,093       2,000,162             7,788,598
                             ----------   -------  ----------      -----------           ----------

Income (loss) from operations   331,768    17,891   1,778,640      (2,000,162)              128,137
                             ----------   -------  ----------      -----------           ----------

Other income:
  Interest income                25,023                                                      25,023
  Income from investments in
    partnerships and joint
    venture                       8,852                                                       8,852
                             ----------                                                  ----------
                                 33,875                                                      33,875
                             ----------                                                  ----------

Net income (loss)              $365,643   $17,891  $1,778,640     ($2,000,162)             $162,012
                             ==========   =======  ==========      ============          ==========
Net income (loss) per unit        $2.06                                                       $0.91
                             ==========                                                  ==========

Weighted average number
  units outstanding             177,152                                                     177,152
                             ==========                                                  ==========

See Notes to Unaudited Pro Forma Combined Financial Statements

              New England Realty Associates Limited Partnership

               Unaudited Pro Forma Combined Statement of Income
                      for the Year ended December 31, 1994

==============================================================================



                                         Historical                          Pro Forma
                             ------------------------------------   ------------------------------
                                 NERA      Linhart       Omni        Adjustments        Combined
                             ----------   --------     ----------   --------------     -----------
Revenues:
  Rental income              $8,384,546   $391,864     $6,117,949                      $14,894,359
  Laundry and sundry income     121,649     17,698        133,865                          273,212
                             ----------   --------     ----------                      -----------
                              8,506,195    409,562      6,251,814                       15,167,571
                             ----------   --------     ----------                      -----------
Expenses:
  Administrative                550,142     12,127        231,405                          793,674
  Depreciation and
   amortization               1,636,390                              $1,243,869 (3)      2,924,065
                                                                        (24,989)(4)
                                                                         68,795 (4)
  Interest                    1,672,035                               1,997,482 (3)      4,656,829
                                                                       (903,746)(4)
                                                                      1,891,058 (4)
  Management fees               339,668                                 267,825 (3)        607,493
  Operating                     890,885     65,608        906,348                        1,862,841
  Renting                       149,310      2,941        238,241                          390,492
  Repairs and maintenance     1,359,490     60,039        897,107                        2,316,636
  Taxes and insurance         1,060,295     75,862        550,008                        1,686,165
                             ----------   --------     ----------   --------------     -----------
                              7,658,215    216,577      2,823,109     4,540,294         15,238,195
                             ----------   --------     ----------   --------------     -----------

Income (loss) from operations   847,980    192,985      3,428,705    (4,540,294)           (70,624)
                             ----------   --------     ----------   --------------     -----------

Other income:
  Interest income                51,826                                                     51,826
  Income from investments in
    partnerships and joint
    venture                      42,745                                                     42,745
  Other                         130,000                                                    130,000
                             ----------                                                -----------
                                224,571                                                    224,571
                             ----------                                                -----------

Net income (loss)            $1,072,551   $192,985     $3,428,705   ($4,540,294)          $153,947
                             ==========   ========     ==========   ===========        ===========

Net income per unit               $6.05                                                      $0.87
                             ==========                                                ===========

Weighted average number
  units outstanding             177,344                                                    177,344
                             ==========                                                ===========


See Notes to Unaudited Pro Forma Combined Financial Statements

              New England Realty Associates Limited Partnership

                  Unaudited Pro Forma Combined Balance Sheet
                                  June 30, 1995

==============================================================================

                                 Historical             Pro Forma
                                 -----------    --------------------------
ASSETS                              NERA         Adjustments     Combined
                                 -----------    ------------   -----------

Rental Properties               $70,027,288                     $70,027,288
Less Accumulated Depreciation   (14,770,319)                    (14,770,319)
                                -----------                     -----------
Net Rental Properties            55,256,969                      55,256,969

Cash and Cash Equivalents           800,860      $1,303,000 (5)   2,103,860
Short-term Investments               47,399                          47,399
Rents Receivable                    588,063                         588,063
Real Estate Tax Escrows             153,268                         153,268
Prepaid Expenses and Other
  Assets                          1,797,139       1,050,000 (5)   2,847,139
Investment in Joint Venture         141,419                         141,419
Financing and Leasing Fees          739,932         250,000 (5)     888,761
                                                   (101,171)(6)
                                    -------        --------     -----------
                                $59,525,049      $2,501,829     $62,026,878
                                ===========      ==========     ===========


LIABILITIES AND PARTNERS' CAPITAL

Mortgages Payable               $50,388,784     ($7,517,000)(5) $52,991,784
                                                 10,120,000 (5)
Accounts Payable and Accrued
  Expenses                          381,100                         381,100
Advance Rental Payments and
  Security Deposits                 586,909                         586,909
                                    -------                         -------
                                 51,356,793                      53,959,793
Partners' Capital:
  177,152 units outstanding       8,168,256        (101,171)(6)   8,067,085
                                  ---------        --------       ---------
                                $59,525,049      $2,501,829     $62,026,878
                                ===========      ==========     ===========


See Notes to Unaudited Pro Forma Combined Financial Statements

              New England Realty Associates Limited Partnership

       Unaudited Pro Forma Combined Estimated Taxable Operating Results
                  for the Twelve Months ended June 30, 1995

==============================================================================

                                                    Pro Forma
                                                     Combined
                                                  -----------

Revenues:
  Rental income                                   $15,437,939
  Laundry and sundry income                           285,871
                                                      -------
                                                   15,723,810
                                                   ----------
Expenses:
  Administrative                                      881,143
  Depreciation and amortization                     2,690,231
  Interest                                          4,635,796
  Management fees                                     635,152
  Operating                                         1,833,630
  Renting                                             335,325
  Repairs and maintenance                           2,413,994
  Taxes and insurance                               1,679,153
                                                    ---------
                                                   15,104,424
                                                   ----------

Income from Operations                                619,386
                                                      -------

Other Income:
  Interest income                                      52,165
  Loss from investments in
    partnerships and joint venture                   (155,823)
                                                     --------
                                                     (103,658)
                                                     --------

Taxable Income                                       $515,728
                                                     --------

See Notes to Unaudited Pro Forma Combined Financial Statements

              New England Realty Associates Limited Partnership

   Unaudited Pro Forma Combined Estimated Cash Made Available By Operations
                  for the Twelve Months ended June 30, 1995

==============================================================================

                                                  Pro Forma
                                                   Combined
                                                -----------
Revenues:
  Rental income                                 $15,437,939
  Laundry and sundry income                         285,871
                                                    -------
                                                 15,723,810
                                                 ----------
Expenses:
  Administrative                                    881,143
  Interest                                        4,635,796
  Management fees                                   635,152
  Operating                                       1,833,630
  Renting                                           335,325
  Repairs and maintenance                         2,413,994
  Taxes and insurance                             1,679,153
                                                  ---------
                                                 12,414,193
                                                 ----------

Cash from Operations                              3,309,617
                                                  ---------

Other Income:
  Interest income                                    52,165
  Income from joint venture                          28,177
                                                     ------
                                                     80,342
                                                     ------

Estimated Cash Made Available by Operations      $3,389,959
                                                 ==========



See Notes to Unaudited Pro Forma Combined Financial Statements

              New England Realty Associates Limited Partnership

          Notes to Unaudited Pro-Forma Combined Financial Statements

==============================================================================

Note A  Acquired Properties and Mortgages

The acquired properties were purchased by Limited Partnerships which each are 99.67% owned by NERA. The acquisition was financed by mortgages on the acquired properties and funds obtained from additional mortgages of existing NERA properties. The properties were acquired from trusts owned nominally by the majority shareholder of NERA's general partner. In substance, the properties were owned by the trusts' secured lenders under a 1991 restructuring agreement whereby the lender received all of the operating income from the properties as well as the proceeds from the sale to NERA. The partnership has recorded the purchase at the amount paid for the properties. Under this restructuring agreement, an entity owned by the majority shareholder of NERA's general partner will receive a $300,000 commission from the holder of the Omni debt.

The following is a summary of the transaction.

     Acquiring                                                          Commercial                   Mortg.
      Limited                         Location                    Resed.  Space                      on Acq.
    Partnership                     of Property                   Units  (Sq.Ft.)      Cost         Property
    -----------                     -----------                   -----  --------      ----         --------

1.  Boylston Downtown L.P.  62 Boylston St., Boston, MA             269   15,550   $ 10,560,000    $ 7,860,000
2.  Commonwealth 1144 L.P.  1144-1160 Comm.Ave., Boston, MA         261        0      7,050,000      5,348,000
3.  Redwood Hills L.P.      376-384 Sunderland Rd, Worcester,MA     180        0      6,000,000      4,627,000
4.  North Beacon 140 L.P.   140-154 North Beacon St., Boston, MA     64    1,050      4,680,000      3,512,000
5.  Commonwealth 1137 L.P.  1131-1137 Comm.Ave., Boston, MA          35        0      1,710,000      1,280,000
                                                                   ----   ------       --------       --------
Total Omni                                                          809   16,600   $ 30,000,000    $22,627,000
6.  Linhart L.P.            4-34 Lincoln St., Newton, MA              9   21,223      1,925,000      1,329,000
                                                                   ----   ------      ---------      ---------
Total                                                               818   37,823   $ 31,925,000    $23,956,000
                                                                    ===   ======   ============    ===========

Additional funds were provided by 10 mortgages on refinanced or debt free properties totaling approximately $22,000,000. Four of these mortgages totaling approximately $10,120,000 were closed subsequent to June 30, 1995 and have been reflected in the pro forma adjustments. Approximately $11,800,000 was used to repay existing debt and $7,969,000 was used in the acquisition of the above properties.

The total aggregate monthly payment on all of the above debt is approximately $360,000 including interest at 8 3/8%, through September 2005 based upon a 27.5 year amortization period. The remaining unpaid principle of approximately $39,000,000 is due in 2005.

              New England Realty Associates Limited Partnership

          Notes to Unaudited Pro-Forma Combined Financial Statements

==============================================================================

Note A  Acquired Properties and Mortgages (cont'd)

The mortgages are collateralized by the individual parcels of real estate. An indemnity and guarantee agreement (Indemnity) exists between NERA and the Lender whereby NERA guarantees payment of lender losses arising from waste committed on the secured property, failure to pay valid taxes and assessments, violation of environmental laws and non payment of security deposits and other operating items as defined in the agreement.

The lender requires that an escrow account be established and funded monthly to pay for major repairs and improvements. Approximately $28,000 was escrowed at the mortgage closings and additional monthly payments of approximately $28,000 are required. Consistent with its capital improvement program, NERA anticipates spending approximately $500,000 on major additional repairs and improvements on all its properties during the remainder of 1995.

Note B  Depreciation and Amortization

The purchase price of the acquired properties was allocated as follows:

                                         Cost       Depreciable Lives
                                         ----       -----------------

Land                                 $ 6,385,000           -
Buildings and improvements            24,540,000        25 years
Kitchen appliances and carpets         1,000,000         5 years
                                     -----------
                                     $31,925,000
                                     ===========

Deferred financing fees are being amortized over the term of the related mortgage.


Note C  Income Taxes

At June 30, 1995, NERA has cumulatively deducted tax losses in excess of book income of approximately $2,500,000. Approximately $2,000,000 of this amount relates to losses on investments in partnerships. Upon the sale or disposition of these investments, taxable income will be increased by the amount of the excess prior years' tax losses.

              New England Realty Associates Limited Partnership

          Notes to Unaudited Pro-Forma Combined Financial Statements

==============================================================================

Note D  Pro Forma Adjustments

As a result of the foregoing, the following adjustments were made in the preparation of the pro forma financial statements.

                                                            Dr.            Cr.
                                                            ---            ---

  1. Depreciation and amortization                         $587,672
     Interest                                               935,090
     Management fees (4% of pro forma combined)             131,749

     To record proforma expenses for 5 properties acquired in 1995.

  2. Interest                                               988,575
     Amortization of deferred charge                         34,398
          Interest (historical)                                        $664,827
          Amortization of deferred charge (historical)                   12,495

     To record pro forma expenses related to total mortgages outstanding after 1995 acquisitions and refinancings, and to eliminate the historical amounts.

  3. Depreciation & amortization                          1,243,869
     Interest                                             1,997,482
     Management fees                                        267,825

     To record proforma expenses for 6 properties acquired in 1995.

  4. Interest                                             1,891,058
     Amortization of deferred charge                         68,795
          Interest (historical)                                         903,746
          Amortization of deferred charge (historical)                   24,989

     To record pro forma expenses related to total mortgages outstanding after 1995 acquisitions and refinancings, and to eliminate the historical amounts.

  5. Cash and cash equivalents (Refinancing cash due)     1,303,000
     Prepaids & other assets (Cash heldback)              1,050,000
     Financing and leasing fees (Deferred Financing Costs)  250,000
     Mortgages payable (Existing)                         7,517,000
          Mortgages payable (Refinancing)                            10,120,000

     To record pro forma refinancing of 4 mortgages subsequent to June 30, 1995.

  6. Partners' capital                                      101,171
          Financing and leasing fees                                    101,171

     To eliminate the deferred charges on the refinanced mortgages.